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Exhibit No.                                Description
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   99.1           Interim Operating Agreement, dated September 20, 2000, by and among IMSC, GABC, the Buyer and the Principal Shareholders.
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                                                                    EXHIBIT 99.1

                                   IMSC-GABCO
                           INTERIM OPERATING AGREEMENT

THIS INTERIM OPERATING AGREEMENT ("IOA") is made and entered into effective as of September 20, 2000 by and among INTERNATIONAL MENU SOLUTIONS CORPORATION, a Nevada corporation ("IMSC"), GREAT AMERICAN BARBECUE COMPANY, a Missouri corporation ("GABCO"), THE GREAT AMERICAN BARBECUE FOODS COMPANY, a Delaware corporation (the "Buyer"), the shareholders of GABCO whose signatures appear on the signature page of this IOA (collectively the "Principal Shareholders"), including, but not limited to, PAC, INC., a Missouri corporation ("PAC"), and SEVENJTEX, LTD., a Texas limited partnership ("Borrower").

                                   BACKGROUND:

A. IMSC, Buyer, GABCO and the Principal Shareholders have agreed upon a Plan and Agreement of Reorganization, dated as of July 14, 2000 (as amended, the "Transaction Agreement"), pursuant to which Buyer agreed to acquire all of the operating assets of GABCO in exchange for IMSC stock, and to assume certain liabilities of GABCO (the "Transaction"), all as set forth in the Transaction Agreement. The Transaction Agreement contemplated a closing on the Transaction originally on or before July 29, 2000, and as extended by the parties, on or before August 18, 2000.

B. As of the date above, the Transaction has failed to close due to the non-fulfillment of certain conditions precedent to the parties' obligations under the Transaction Agreement.

C. IMSC and PAC have entered into an independently negotiated agreement pursuant to which PAC has agreed to make a cash investment in IMSC.

D. IMSC and Buyer on the one hand, and each of GABCO and PAC on the other, have considered how best to preserve the basic elements of their separately negotiated arrangements. IMSC, Buyer, GABCO and PAC now agree to proceed on an interim basis pursuant to this IOA, whereby GABCO will receive from IMSC the working capital it needs to maintain and stabilize its business operations, and IMSC and GABCO will have sufficient time to demonstrate the financial viability of GABCO's business and the Transaction to IMSC's lenders and obtain such lenders' consent to the Transaction, which both IMSC and GABCO desire.

     NOW, THEREFORE, in consideration of the foregoing background recitals, which are incorporated into this IOA as if fully set forth at length, and the covenants, promises, terms and conditions below, the receipt and sufficiency of all of which are hereby acknowledged, it is hereby agreed that the all of the parties proceed on an interim basis as follows (all capitalized terms not otherwise defined in this IOA shall have the meanings ascribed to them in the Transaction Agreement):


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I. GABCO-IMSC/BUYER OPERATIONAL COVENANTS. During the term of this IOA until either Closing can occur under the Transaction Agreement or this IOA terminates, the parties agree that the following shall occur:

     (a) Promptly following execution of the IOA, IMSC will cause the Buyer to lend to SevenJTex Ltd. (in such capacity, the "Borrower") $500,000 in cash (the "First Tranche"). Subject to the other terms set forth herein, provided this IOA then is in effect, Buyer will lend an additional $500,000 to Borrower (the "Second Tranche") on the date which is thirty (30) days after the date of the first advance, or such later date as the Shareholder Notice described in paragraph XI below is mailed or delivered to GABCO's shareholders. The procedures for such funding are set forth in paragraph I(d) below. At the time of the first advance, GABCO and Borrower shall execute and deliver to Buyer
          (i) a promissory note in the maximum principal amount of $1,000,000, bearing interest at 12% per annum (the "Applicable Rate"), due and payable in full on the first anniversary of the date on which this IOA terminates, and in no event later than April 30, 2002 (the "Working Capital Note"), and (ii) a security agreement with respect to the inventory, accounts receivable and general intangibles of Borrower and GABCO, such security agreement to grant a security interest having priority over all other security interests granted by Borrower and GABCO (except existing security interests that are identified in the Transaction Agreement), as security for repayment of the Working Capital Note and all other amounts owed from time to time by Borrower and GABCO to Buyer. Interest on the Working Capital Note shall accrue monthly and shall be payable in full upon termination of this IOA. Upon termination of this IOA, interest shall be calculated and payable monthly in arrears on the first day of each month. In addition, until such time as this IOA terminates or the closing under the Transaction Agreement occurs, Borrower shall pay to Buyer a monthly administration fee equal to five percent (5%) of Borrower's gross revenues (exclusive of discounts, allowances and applicable sales taxes) during such month, such fee (the "Administrative Fee") to be prorated for any partial calendar month in which this IOA is in effect. The Administrative Fee shall be payable to Buyer on or before the tenth day after the end of each calendar month, subject to paragraph I(c) below.

     (b) It is acknowledged by the parties that consents may be required by Bank of America ("BOA"), First National Bank of Eagle Lake ("Eagle Lake"), the Texas Agricultural Finance Authority ("TAFA") and Civic Ventures Investment Fund, L.P. ("Civic") regarding GABCO executing and entering into this IOA and fulfilling the covenants described herein and/or the existing security interests in GABCO assets currently held by GABCO's lenders BOA, Civic, Eagle Lake and TAFA (collectively, the "Lenders"). IMSC, Buyer and GABCO shall use their best efforts to obtain the consents of such Lenders to this IOA.

     (c) To induce Buyer to lend the First Tranche, GABCO has delivered to Buyer a certificate of even date, executed by James Mueller and John Mueller, warranting that to the best of their knowledge and belief the list of accounts payable of

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          Borrower and GABCO attached to such certificate (i) is a true and complete list of the accounts payable of Borrower and GABCO as of the date thereof, and (ii) accurately describes the facts and circumstances of any dispute with respect to the amount owed any such creditor and the amount in controversy. In addition, attached hereto as EXHIBIT A is a schedule prepared by GABCO, and approved by Buyer, specifying the use of the proceeds of the First Tranche (the "Initial Disbursement Schedule"). In no event shall Borrower apply any portion of the First Tranche to the payment of any other obligations of GABCO or Borrower without the prior written approval of Buyer, which may be withheld in Buyer's sole discretion. Borrower is hereby authorized to pay the obligations of GABCO to Civic Ventures Management, Inc. ("CV Management"), in the amount of $85,000 according to the schedule contained in an Interim Operating Settlement Agreement dated on or about the date hereof, among GABCO, CV Management and Civic Ventures Investment Fund, L.P. (the "Interim Civic Agreement"). Buyer shall fund the First Tranche and Second Tranche into a depository account of Buyer to be established at a bank designated by Buyer and reasonably acceptable to Borrower (the "Advance Account"). Individuals authorized to write checks and order withdrawals from the Advance Account shall be Jeff Osburn, Michael Steele, Mark Preston, Alan Fleury, Chris Hamm and Kevan Crawford; and any two signatures of the foregoing individuals shall be required as a condition to any check or withdrawal. At least seven (7) days prior to the due date of the Second Tranche, GABCO shall deliver to Buyer for review and approval
          (i) a schedule in the same format as the Initial Disbursement Schedule, which sets forth the anticipated uses of the Second Tranche, and (ii) appropriate supporting information and documentation evidencing the obligations to be so paid. On the date specified in paragraph I(a), the Buyer shall fund the Second Tranche into the Advance Account. In no event shall the Advance Account be used for any purpose other than satisfying the obligations of GABCO and Borrower.

     (d) So long as this IOA shall remain in effect, Buyer shall advance the amount of each payment of the Administrative Fee to GABCO by depositing the same in the Advance Account. Each such advance (the "Additional Advances") shall be added to the principal amount of GABCO's indebtedness to Buyer, and shall accrue interest at the Applicable Rate. Upon demand from time to time, Borrower shall execute and deliver to Buyer a promissory note of like tenor to the Working Capital Note, evidencing the Borrower's repayment obligation with respect to the Additional Advances ("Fee Notes"). It is further agreed and understood that if the IOA is terminated and Closing under the Transaction Agreement does not occur, Borrower shall execute and deliver to Buyer a promissory note, bearing interest at the Applicable Rate, in the principal amount of fifty percent (50%) of the Additional Advances and accrued interest thereon (the "Final Fee Note"), which Final Fee Note shall mature concurrently with the maturity of the Working Capital Note (and Buyer thereupon shall surrender the original of all fee Notes previously delivered, if any). For example, if Buyer's gross revenues through the date of termination of this IOA equals $4,000,000, Buyer's Administrative Fee

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          will equal $200,000 plus interest, and upon termination of this IOA,
          GABCO immediately shall execute and deliver to Buyer a Final Fee Note for $100,000 plus 50% of the interest. Notwithstanding the foregoing,
          (a) the obligation of Borrower to repay the Additional Advances shall terminate and be discharged if the Transaction fails to close on or before April 30, 2001, solely as a result of IMSC's failure to obtain approval of the Transaction from its lenders due to IMSC then being non-compliant with its covenants to such lenders (determined without regard to the Transaction) and such lenders would have approved the Transaction but for such non-compliance; and (b) Borrower's obligation to repay the Additional Advances shall survive the termination of this IOA if IMSC does not obtain approval of its lenders and such non-approval is not as a result of the compliance or non-compliance with its covenants to such lenders (determined without regard to the Transaction).

     (e) Attached hereto as Exhibit B is a copy of (a) each standstill and/or intercreditor agreement being executed by the Lenders concurrently with the execution of this IOA, (b) each form of assumption agreement to be executed by Buyer in favor of the Lenders upon the closing of the transaction, which forms have been agreed to by Buyer and the Lenders, and (c) certain other agreements relating to the Lenders.

II. OPERATIONS; MONITORING. GABCO hereby agrees to operate its and the Borrower's businesses in the ordinary course of business and to observe all of the affirmative and negative covenants set forth in Article 6 of the Transaction Agreement. GABCO shall supply Buyer year to date financial statements consistent with IMSC reporting requirements and other monthly reports (which may be in electronic format) including, but not limited to: total amount raw inventory purchased; total amount of finished inventory created; total amount of inventory in process; total amount of finished product shipped to customers; total amount of cash received from Buyer for payments on account, and the total amount of new product orders booked. Additionally, GABCO shall supply Buyer with reports (which may also be in electronic format) providing Buyer with all other information requested. Buyer shall have the right at all times during business operations while this IOA is in effect to have one or more representatives (whether IMSC employees or representatives of IMSC's auditors, or other designated agents) stationed at GABCO's plant in Weimar, Texas and to provide to such representatives access to any and all parts of the plant which such representatives desire to inspect or monitor. In addition, Buyer shall be notified, as far in advance as is practicable, of all team, group or strategic meetings to be held at GABCO's plant, and to participate in such meetings, either in person or telephonically, to discuss the business, results of operations, marketing initiatives and other matters being considered from time to time by management of GABCO.

GABCO shall cause the proceeds of the First Tranche, Second Tranche and Additional Advances by Buyer to be utilized only in accordance with the Initial Disbursement Schedule and other guidelines to be mutually agreed upon between Buyer and GABCO. The parties agree that such guidelines shall contain, at a minimum, the use of such cash infusions primarily for the payment of payroll expenses, insurance expenses, amounts owed to governmental authorities (including withholding, unemployment, sales, use, and real and personal property taxes) and vendor

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accounts payable in order to reestablish a good credit rating for GABCO with such vendors and to obtain industry standard trade terms for the ordering of and payment for inventory and other materials used in the manufacture of GABCO's finished goods inventory. Lesser amounts may be used to pay GABCO's non-trade vendor accounts (e.g. professional service providers) if sufficient cash is available.

III. TRANSACTION AGREEMENT. The parties to this IOA hereby agree to extend the Closing of the Transaction Agreement until that date which is ten (10) days after the satisfaction or written waiver of all conditions to the Closing which are set forth in the Transaction Agreement, provided that in no event shall the Closing be extended beyond April 30, 2001, subject to paragraph VII below. All of the terms and conditions of the Transaction Agreement shall remain in effect without modification except as set forth in this IOA. The following modifications to the Transaction Agreement are hereby agreed to by the parties and shall act as an amendment to the relevant sections or subsections of the Transaction Agreement:

     (a) GABCO and IMSC acknowledge that the Transaction may not qualify for tax-free "reorganization" status. Accordingly, (i) no tax opinion letter will be required from IMSC's counsel, (ii) there will no longer be a 1.5 million IMSC share "cap" on the number of Earnout Shares, and (iii) James Mueller will not be separately compensated for his undertakings in the Non-Competition Agreement attached as an Exhibit to the Transaction Agreement. GABCO and IMSC agree to use their good faith efforts immediately after the date of this IOA to explore methods by which the income tax consequences of this transaction to GABCO and its shareholders can be ameliorated if possible without changing the economic consequences of the Transaction to Buyer or IMSC.

     (b) IMSC, Buyer and GABCO acknowledge that notwithstanding any contrary provision in the Transaction Agreement, (i) the "Three Month Period" specified in the Transaction Agreement shall commence on the first day of September, 2000, and the "Measuring Period" for purposes of Section 1.2(c) of the Agreement also shall commence on the first day of September, 2000, and (ii) the "Measuring Period" for purposes of Section 1.5 of the Agreement shall commence on the first day of December, 2000. If the Closing occurs after the determination of the adjustment to Purchase Price relating to the Three Month Period, such adjustment shall be made to the consideration required to be delivered by Buyer at the Closing. For purposes of Section 7.8 of the Agreement, the obligation of IMSC to pay the fees of Wedbush during the "Measuring Period" shall apply only following such time, if any, as the closing of the Transaction occurs.

     (c) The "Projected Financial Statements" attached as Schedule 1.2(c) of the Transaction Agreement hereby are replaced with the Schedule 1.2(c) attached to this IOA, which shall henceforth constitute the Projected Financial Statements for all purposes of the Transaction Agreement.

     (d) IMSC, Buyer and GABCO acknowledge that notwithstanding any contrary provision of the Transaction Agreement, the previously contemplated adjustments to the compensation and representation fees for GABCO sales representatives shall be immediately enacted upon the advance of the First Tranche. So long as this IOA is in effect, IMSC and Buyer shall be

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     entitled to discuss with the GABCO employees the terms of their employment following the Closing, and to enter into agreements with such individuals contingent upon the occurrence of the Closing. If the Closing does not occur and this IOA is terminated, neither Buyer nor IMSC shall solicit or knowingly hire any employee of GABCO or Borrower for a period of one (1) year after termination.

     (e) If the Closing occurs, the advance of the First Tranche and Second Tranche by Buyer pursuant to this IOA shall be in full satisfaction of any obligation of IMSC or Buyer under the Transaction Agreement to invest $1,000,000. IMSC will advance the Administration Fee to GABCO as provided in this IOA. GABCO acknowledges that IMSC and Buyer shall have no other funding obligations to GABCO other than as set forth in this subsection
     (e).

IV.      INTERIM OPERATIONS GENERALLY

         (a) Without limiting the obligations of GABCO to observe the covenants contained in the Transaction Agreement, GABCO agrees that, so long as this IOA remain in effect, GABCO shall, and shall cause its subsidiaries to, (i) timely comply with all laws and regulations applicable to their respective businesses,
(ii) maintain its existing insurance coverages in full force and effect with no gap in coverage, (iii) timely pay all obligations to its employees with respect to their wages and salary, vacation pay, benefits and other compensation matters, and timely pay all applicable withholding relating thereto, (iv) diligently pursue the correction of all environmental compliance issues previously identified by the parties with respect to the Weimar, Texas facility of Borrower, and (v) timely pay to its secured lenders and to PAC all regularly scheduled payments of principal and interest. GABCO and Borrower agree to indemnify Buyer and IMSC and hold each of them harmless from and against any and all claims, demands, liabilities, obligations, damages (including punitive and consequential damages) and other losses of any kind arising out of or relating to the failure by GABCO or Borrower to comply with any of their obligations under this IOA.

         (b) As a condition to receipt of the First Tranche, GABCO shall deliver to Buyer written evidence reasonably satisfactory to Buyer to the effect that it has begun the process to terminate its former 401(k) profit sharing plan and adopt a new 401(k) plan on substantially the same terms as the current plan and shall use its good faith efforts to accomplish this act prior to Closing.

         (c) The Parties hereby acknowledge that all accounts receivables of GABCO, shall remain the property of GABCO and Borrower during the term of this IOA, and all liens on such accounts receivable shall remain undiminished. It is further agreed that GABCO and Borrower shall take all appropriate actions to collect and forward all proceeds of their respective accounts receivable from all lock boxes and checks to the Advance Account. The collected cash from all receivables so deposited in the Advance Account shall be distributed from time to time (or within two business days following written demand from GABCO or Borrower) to GABCO or Borrower for payment of the designated GABCO or Borrower financial obligations. It is understood that all cash and other property deposited or received in the Advance Account from time to time shall remain the property of GABCO or Borrower, and all liens on such cash or other property shall remain undiminished.


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V. ADDITIONAL WORKING CAPITAL In the event that GABCO, in writing, requests
Buyer for additional working capital financing beyond the First Tranche, Second Tranche and Additional Advances, and Buyer funds such request (it being understood that Buyer shall not be obligated to make available such funds nor to negotiate with GABCO in this regard), such financing shall be evidenced by a new promissory note of GABCO, which shall be of like tenor and identical maturity to the Working Capital Note and shall bear interest at not less than the Applicable Rate.

VI. TERMINATION This IOA may be terminated as follows:

         (a) By a written instrument executed by Buyer, IMSC and GABCO;

         (b) By Buyer and IMSC upon written notice delivered to GABCO (i) at such time as any one or more conditions to the Closing contained in Article 8 of the Transaction Agreement have become incapable of fulfillment through no fault of Buyer or IMSC, or (ii) in the event of any material breach of this IOA or the Asset Agreement by GABCO or any Principal Shareholder, which breach has not been cured within thirty (30) days after the delivery by Buyer or IMSC of written notice which identifies such breach and demands that the same be cured;

         (c) By GABCO in the event of any material breach of this IOA or the Asset Agreement by Buyer or IMSC, which breach has not been cured within thirty
(30) days after the delivery by GABCO to Buyer and IMSC of written notice which identifies such breach and demands that the same be cured;

         (d) By Buyer upon written notice to GABCO upon the termination of any standstill agreement between GABCO and any of the Lenders; or

         (e) Upon the Closing of the Asset Transaction.

Upon the termination of this IOA, none of the parties shall have any further liability to the others by reason of the transactions contemplated by this IOA, other than as set forth in the provisions in this IOA which expressly are applicable to the period following termination. The conditions to Closing in the Transaction Agreement which are not expressly eliminated pursuant to this IOA shall continue to apply, provided that the conditions relating to the continued accuracy of the selling parties' representations and warranties and the due performance of the selling parties' obligations shall not apply to the extent that variances occur as a result of any action or omission of IMSC during the period this IOA is in effect that is in breach of the Transaction Agreement or this IOA.

VII. NOTICE OF CLOSING Buyer shall notify GABCO in writing at such time as Buyer determines that the conditions to Buyer's and IMSC's obligations to proceed with the Closing have been fulfilled or waived in writing. If, on the date on which Closing is scheduled to occur, IMSC and Buyer have executed all documents required to be executed and delivered at the Closing, but GABCO, any shareholder thereof or any lender to GABCO or Borrower has not then executed all documents required to be delivered by such party at Closing, then IMSC and

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Buyer at their election may extend the Closing for up to an additional ten (10)
days (and beyond April 30, 2001 if necessary) while the requisite signatures are being obtained. The immediately preceding sentence shall not limit the right and power of IMSC and Buyer to bring an action for breach or specific performance of the Transaction Agreement or otherwise to require the completion of the Closing.

VIII. EXCULPATORY PROVISION AND INDEMNITY GABCO, Borrower and the Principal Shareholders acknowledge that Buyer and IMSC shall have no duties with respect to the operation of the respective businesses of GABCO and Borrower, except only the duties explicitly set forth in this Agreement. GABCO, Borrower and the Principal Shareholders further acknowledge that Buyer and IMSC shall not be liable for any diminution in value of the assets or the respective businesses of GABCO and Borrower during the period during which this IOA is in effect, nor for declining to extend any additional financing requested under paragraph V above, irrespective of whether the transactions contemplated by the Transaction Agreement are consummated, except only to the extent the same occurs solely as a result of the gross negligence or willful misconduct of Buyer or IMSC or its authorized agents and representatives.

IX. RELEASE As a condition to entering into this IOA, the respective selling and purchasing parties in the Transaction Agreement parties desire to be released from any and all obligations to the other that do not arise under the express terms of the Transaction Agreement or certain other written agreements to which they are parties. Accordingly:

         (a) Each of the Principal Shareholders, Borrower and GABCO hereby releases and discharges Buyer, IMSC, their respective affiliates, and the officers and directors of each of them (collectively, the "Released Purchasing Parties") from and against any and all claims, demands, liabilities, obligations, damages (including punitive and consequential damages) and other losses of any kind (collectively, "Damages") which GABCO, its subsidiaries or the Principal Shareholders may otherwise have or be entitled to assert against any of the Released Purchasing Parties as a result of (i) any action or omission of the Released Purchasing Parties in connection with the negotiation, execution, delivery and performance of their respective obligations under the Transaction Agreement, (ii) any action or omission of the Released Purchasing Parties prior to the execution of the Transaction Agreement, or (iii) the Released Purchasing Parties' performance of their respective obligations under this IOA, except only to the extent such Damages arise as a result of the gross negligence or willful misconduct of the Released Purchasing Parties or their respective authorized agents and representatives; and

         (b) Each of Buyer and IMSC hereby releases and discharges GABCO, Borrower, the officers and directors of each of them, and each of the Principal Shareholders (collectively, the "Released Selling Parties") from and against any and all Damages which Buyer or IMSC may otherwise have or be entitled to assert against any of the Released Selling Parties as a result of (i) any action or omission of the Released Selling Parties in connection with the negotiation, execution, delivery and performance of their respective obligations under the Transaction Agreement, (ii) any action or omission of the Released Selling Parties prior to the execution of the Transaction Agreement, or (iii) the Released Selling Parties' performance of their respective obligations under this IOA, except only to the extent such Damages arise as a result of the gross negligence or willful misconduct of the Released Selling Parties or their respective authorized agents and representatives.


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For the avoidance of doubt, the foregoing release (A) shall not relieve any party to the Transaction Agreement from the due performance of its obligations thereunder (as modified by this IOA) from and after the date of this IOA in accordance with its terms, (B) shall not apply to any written agreements between Buyer or IMSC, on the one hand, and PAC, on the other hand, all of which agreements shall continue in force and effect in accordance with their respective terms unaffected by the provisions of this IOA.

X. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT THE PARTIES FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY THE PARTIES COVERING SUCH MATTERS ARE CONTAINED IN THIS IOA AND THE OTHER TRANSACTION DOCUMENTS, WHICH AGREEMENT AND OTHER TRANSACTION DOCUMENTS ARE A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS AMONG THE PARTIES, EXCEPT AS THE PARTIES MAY LATER AGREE IN WRITING TO MODIFY THEM. This IOA, taken together with the Transaction Agreement, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings (oral or written) relating to the subject matter hereof.

XI. MEETING AND VOTING COMMITMENT The undersigned shareholders of GABCO, identified in the Transaction Agreement as the "Principal Shareholders," hereby acknowledge that GABCO will be soliciting reaffirmation by the shareholders of GABCO of the transactions contemplated by the Transaction Agreement. GABCO shall send out a Notice of a Special Shareholder Meeting for purposes of reaffirming the Transaction (as modified by this IOA) to all shareholders of record not later than 29 days after the First Tranche is received by GABCO (the "Shareholder Notice"). The Shareholder Notice shall call the Special Shareholder Meeting not less than 30 days after the date of the notice and not longer than the last legally permitted day for holding a Shareholder Meeting. The parties to this IOA shall cooperate in good faith to prepare, as soon as practicable following execution of this IOA, new disclosure documents for the GABCO shareholders (comprising a proxy solicitation, a description of the transaction and information concerning IMSC and its securities) which are similar in form and coverage to the disclosure documents previously circulated to the GABCO shareholders with respect to the Transaction (such new documents being collectively called the "Disclosure Materials"). As soon as practicable after the giving of the Shareholder Notice and the completion of the Disclosure Materials, GABCO shall mail or deliver the Disclosure Materials to its shareholders. IMSC shall complete its portion of the Disclosure Materials within 30 days after the advance of the First Tranche. In consideration of the undertakings by IMSC and Buyer in this Agreement, each of the Principal Shareholders (a) hereby agrees to vote all shares of stock of GABCO owned by such Principal Shareholder in favor of the transactions contemplated by the Transaction Agreement, as modified by this IOA, at each meeting of shareholders (including adjournments thereof) at which the transaction is presented for consideration, and (b) hereby irrevocably appoints IMSC and each officer thereof, with full power of substitution, as its proxy and attorney-in-fact with full power and authority to require that a meeting of shareholders of GABCO be called and convened, to cause the Transaction and Transaction Agreement to be

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presented to the shareholders for a vote, and to cast all votes represented by the shares of the Principal Shareholders in favor of the Transaction, in the event any Principal Shareholder fails to do so. The foregoing proxy shall be deemed coupled with the economic interest of the Principal Shareholders in the Transaction and the Transaction Agreement (as modified by this IOA), and is irrevocable. The Principal Shareholders, GABCO and Borrower hereby jointly and severally warrant that the number of shares covered by the proxy in this paragraph XI represents more than two-thirds (2/3) of the shares of stock of GABCO which are entitled to vote on the Transaction.

XII. MISCELLANEOUS PROVISIONS Except as modified by this IOA, the Transaction Agreement remains in full force and effect. The provisions of this IOA shall control over any conflicting provision of the Transaction Agreement. This IOA may be executed in one or more counterparts, each of which shall constitute an original and all of which shall constitute one agreement. Signatures transmitted by facsimile machine shall be treated as original signatures for all purposes. This IOA shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors and permitted assigns to the same extent as the Transaction Agreement. All obligations of GABCO and Borrower under this IOA are joint and several. This IOA shall be governed by and construed and enforced in accordance with the internal laws of the State of Missouri, determined without reference to conflict of laws principles.



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                                      -10-

         IN WITNESS WHEREOF, the parties hereto have entered into this IOA effective as of the day and year first above written.

                                   INTERNATIONAL MENU SOLUTIONS CORPORATION


                                   By:
                                        ----------------------------------------
                                        Michael Steele, President


                                   GREAT AMERICAN BARBECUE COMPANY


                                   By:
                                        ----------------------------------------
                                        James Mueller, President


                                   THE GREAT AMERICAN BARBECUE FOOD COMPANY


                                   By:
                                        ----------------------------------------
                                        Michael Steele, President


                                   PRINCIPAL SHAREHOLDERS:


                                   ---------------------------------------------
                                   Blake Ashby


                                   ---------------------------------------------
                                   Scott Foelsch


                                   ---------------------------------------------
                                   James Mueller


                                   ---------------------------------------------
                                   John Mueller


                                   PAC, INC.

                                   By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                   SEVENJTEX, LTD.


                                   By:
                                   ---------------------------------------------
                                   Name:
                                   Title:




                                      -12-